Exhibit 10.5

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (1) NOT MATERIAL AND (II) OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Execution Version

Confidential

SECOND AMENDMENT TO LICENSE AGREEMENT

BETWEEN XENCOR, INC. AND ZENAS BIOPHARMA, INC.

This Second Amendment (this “Second Amendment”) to the License Agreement, entered into as of May 27, 2021, by and between Xencor, Inc. (“XENCOR”) and Zenas BioPharma, Inc. (formerly “Zenas Biopharma (Cayman) Limited”) (“Zenas”), as amended by the First Amendment to License Agreement between XENCOR and Zenas, entered into as of November 3, 2021 (the “Agreement”), is entered into by and between XENCOR and Zenas and made effective as of August 30, 2023 (the “Second Amendment Effective Date”). Capitalized terms used but not otherwise defined herein will have the meanings ascribed to such terms in the Agreement.

WHEREAS, the Parties wish to amend the terms of the Agreement as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.            Zenas desires to grant to Bristol-Myers Squibb Company, a Delaware corporation (the “Proposed Sublicensee”), an exclusive (or non-exclusive, as applicable based on the terms of the Proposed Sublicense), royalty-bearing, sublicensable license and sublicense, as applicable (the “Proposed Sublicense”), under certain Intellectual Property Controlled by Zenas and its Affiliates (including the XENCOR Patent Rights, the Joint Patent Rights, the Specified Joint Patent Rights and the XENCOR Know-How to the extent applicable) to Develop, Manufacture, Commercialize, and otherwise use, have used, sell, have sold, offer for sale, have offered for sale, import and have imported the Licensed Asset, Products and Companion Diagnostics in the Field in and for Japan, South Korea, Taiwan, Singapore, Hong Kong and Australia (the “Proposed Sublicense Territory”). In order to induce the Proposed Sublicensee to enter into the Proposed Sublicense, the Parties have agreed as follows:

(a)	The Agreement is hereby amended as of the Second Amendment Effective Date to add a new Section 14.5.13 to the Agreement:

“If this Agreement is terminated for any reason, all outstanding Sublicenses with Sublicensees that are not in breach of this Agreement or the applicable sublicense agreement with Licensee will be assigned by Licensee to XENCOR, such assignment will be accepted by XENCOR, and each such Sublicense shall remain in full force and effect with XENCOR as the licensor or sublicensor instead of Licensee, provided that the duties and obligations of XENCOR under the assigned Sublicenses will not be greater than the duties of XENCOR under this Agreement, and the rights of XENCOR under the assigned Sublicenses will not be less than the rights of XENCOR under this Agreement, including all financial consideration and other rights of XENCOR. Notwithstanding the foregoing, with respect to the Proposed Sublicense with the Proposed Sublicensee, if this Agreement is terminated for any reason, (i) the Proposed Sublicense shall automatically terminate and (ii) the Proposed Sublicensee will have the right, at the Proposed Sublicensee’s election, to convert the licenses granted under the Proposed Sublicense by ZENAS to the Proposed Sublicensee to a direct license from XENCOR to the Proposed Sublicensee on the terms and conditions contained in this Agreement (with the Proposed Sublicensee assuming the applicable obligations of Licensee hereunder with respect to the Proposed Sublicense Territory) or such other terms and conditions as may be negotiated by the Proposed Sublicensee and XENCOR.”

(b)	Attached hereto as Exhibit A is a copy of the definitive license agreement for the Proposed Sublicense, which has been redacted for any confidential or proprietary information that is not necessary for XENCOR to determine compliance with the Agreement (the “Proposed Sublicense Agreement”). XENCOR hereby consents to the execution of the Proposed Sublicense Agreement by Zenas and the Proposed Sublicensee in the form attached hereto, and waives any and all rights that it may have under the Agreement that the Proposed Sublicense Agreement does not meet the requirements of the first sentence of Section 2.2.2 of the Agreement. [***].

2.            Effective as of August 2, 2023, (a) Zenas BioPharma (Cayman) Limited, an exempted company organized under the Laws of the Cayman Islands, was de-registered in the Cayman Islands and registered by way of continuation in the State of Delaware as Zenas BioPharma, Inc., a Delaware corporation, and (b) all references in the Agreement to Licensee shall refer to Zenas BioPharma, Inc. The notice information for Licensee in Section 16.6.2 of the Agreement is hereby amended as follows:

“Licensee:

Zenas BioPharma, Inc.

1000 Winter St

North Building, Suite 1200

Waltham, MA 02451

Attn: [***]

Email: [***]

With copies to (which shall not constitute notice):

Sidley Austin LLP

2850 Quarry Lake Drive

Suite 280

Baltimore, MD 21209

Attn: [***]

Email: [***]

3.            Except as expressly set forth in this Second Amendment, the Agreement shall be unchanged and shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed by their duly authorized representatives as of the respective dates set forth below, effective as of the Second Amendment Effective Date.

XENCOR, INC.

By:	[***]
Name: [***]
Title: [***]

ZENAS BIOPHARMA, INC.

By:	/s/ Joe Farmer
Name: Joe Farmer
Title: President and Chief Operating Officer

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